Gabelli Equity Series Funds, Inc.

SUMMARY PROSPECTUS

January 27, 2012

	Class	Ticker Symbol
The Gabelli Focus Five Fund	AAA	GWSVX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com/Gab_pdf/prosps/840.pdf. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com.

The Fund’s Prospectus and SAI, both dated January 27, 2012, are incorporated by reference into this Summary Prospectus.

FOCUS FIVE FUND

Investment Objective

The Focus Five Fund (the “Fund”) seeks to provide a high level of capital appreciation.

Fees and Expenses of the Focus Five Fund:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.

Focus Five Fund
Shareholder Fees:
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None
Redemption Fees (as a percentage of amount redeemed for shares held 7 days or less)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%
Other Expenses	1.55%

Total Annual Fund Operating Expenses	2.80%
Fee Waiver and/or Expense Reimbursement(1)	(0.79)%

Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement(1)	2.01%

(1)	Gabelli Funds, LLC, the Fund’s adviser (the “Adviser”), has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the Fund’s Total Annual Fund Operating Expenses (excluding brokerage, interest, taxes, acquired fund fees and expenses, distribution expenses in excess of .25% per year and extraordinary expenses) at 2.00% on an annualized basis for Class AAA Shares. This arrangement is in effect at least through January 31, 2013 and may not be terminated by the Adviser before such time. In addition, the Fund has agreed, during the two-year period following any such waiver or reimbursement, to repay amounts in order that the adjusted Total Annual Fund Operating Expenses for Class AAA Shares would not exceed 2.00% on an annualized basis. The one basis point differential between the Fund’s 2.00% expense cap and the 2.01% adjusted Total Annual Fund Operating Expenses shown in the Fee Table is due to the one basis point of interest expense paid by the Fund and not reimbursed by the Adviser.

Expense Example

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$204	$794	$1,409	$3,071

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest up to approximately 50% of its net assets in any type of equity security of five companies with the remaining net assets to be invested in any securities (which may include equities and non-convertible debt) across ten to twenty other companies or in short-term high grade investments or cash and cash equivalents; however, to the extent the Fund invests in such short-term investments, it will be less likely to achieve its investment objective. The Fund may invest in U.S. and non-U.S. securities, including emerging markets securities. Commencing after March 9, 2012, the Fund’s Adviser will consider for purchase the securities of all companies, regardless of the size of capitalization (capitalization is the price per share multiplied by the number of shares outstanding), whose market capitalization trades at a discount to Private Market Value (PMV) at the time of investment. PMV is the price that the Fund’s portfolio managers believe an informed buyer would pay to acquire a company’s entire business. The five largest holdings in the Fund’s portfolio will be considered by the portfolio managers to have a potential near-term catalyst, or event, that might surface underlying value. Positions will be sold when they trade near or above PMV or if a catalyst fails to materialize as anticipated. Through March 9, 2012, the Fund will invest at least 80% of its assets under normal market conditions in equity securities of companies that are considered to be small capitalization companies at the time of investment.

In selecting investments for the Fund, the Adviser focuses on issuers that:

•	have potential for long-term earnings per share growth
•	may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-off of a division, or the development of a profitable new business
•	are well-managed
•	may be subject to rapid changes in industry conditions due to regulatory or other developments
•

may have changes in management or similar characteristics that may result not only in expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in capital appreciation.

Principal Risks

You May Want to Invest in the Focus Five Fund if:

•	you are a long-term investor
•	you seek capital appreciation

Investing in the Fund involves the following risks:

•

Equity Risk.    A principal risk of investing in the Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances. Because the value of portfolio securities, and thus shares of the Fund could go down, you could lose money.

•

Value Investing Risk.    The Fund invests in “value” stocks. The portfolio managers may be wrong in the assessment of a company’s value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. From time to time “value” investing falls out of favor with investors. During those periods, the Fund’s relative performance may suffer.

•

Fund and Management Risk.    The Fund invests in stocks issued by companies believed by the portfolio managers to be undervalued and that have the potential to achieve significant capital appreciation. If the portfolio managers are incorrect in their assessment of the values of the securities the Fund holds, or no event occurs which surfaces value, then the value of the Fund’s shares may decline.

•

Non-Diversification Risk.    The Fund is classified as a “nondiversified” investment company. Because the Fund, as a nondiversified investment company, will invest in the securities of fewer individual issuers than a “diversified” mutual fund, an investment in the Fund may present greater risk to an investor than an investment in a diversified mutual fund because the investment risk will be concentrated in fewer securities.

•

Foreign Securities Risk.    The Fund may invest outside the U.S.; therefore, the Fund carries additional risks that include currency, information, political and access risks. To the extent that the Fund invests in emerging (less developed) markets, the Fund will be exposed to higher levels of these same risks.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund (based on the Fund’s prior investment strategy in effect through calendar year 2011) by showing changes in the Fund’s Class AAA Shares performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and the life of the Fund compare with those of a broad based securities market index. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

FOCUS FIVE FUND

(Total Returns for the Years Ended December 31)

During the calendar years shown in the bar chart, the highest return for a quarter was 26.63% (quarter ended June 30, 2009) and the lowest return for a quarter was (27.77)% (quarter ended December 31, 2008).

Average Annual Total Returns (for the periods ended December 31, 2011)	Past One Year	Past Five Years	Since December 31, 2002
The Gabelli Focus Five Fund Class AAA Shares (first issued on 12/31/02)
Return Before Taxes	(6.75)%	0.83%	6.68%
Return After Taxes on Distributions	(6.91)%	0.12%	5.60%
Return After Taxes on Distributions and Sale of Fund Shares	(4.31)%	0.61%	5.74%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	2.11%	(0.25)%	2.92%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	(4.18)%	15.63%	0.15%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”).

Management

The Adviser. Gabelli Funds, LLC serves as the Adviser to the Focus Five Fund.

The Portfolio Managers. Ms. Elizabeth M. Lilly, CFA, has served as portfolio manager of the Fund since its inception (as the Gabelli Woodland Small Cap Value Fund) on December 31, 2002. Mr. Daniel Miller and Ms. Sarah Donnelly, have each served as portfolio managers of the Fund since January 2012.

Purchase and Sale of Fund Shares

The minimum initial investment must be at least $1,000 ($250 for IRAs or “Coverdell” Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments.

You can purchase or redeem shares of the Fund on any day the New York Stock Exchange is open for trading. You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by Internet, by bank wire, or by Automated Clearing House system.

You may also redeem Fund shares by telephone at 800-GABELLI (800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long-term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.